As filed with the Securities and Exchange Commission on May 1, 2014

No. 333-194441

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

H.J. Heinz Company

Hawk Acquisition Intermediate Corporation II

Additional Registrants Listed on Schedule A Hereto

(Exact name of registrant as specified in its charter)

Pennsylvania Delaware	2030 2030	25-0512520 46-2246679
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

1 PPG Place, Suite 3100

Pittsburgh, Pennsylvania 15222

(412) 456-5700

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Daniel F. Shaw

Executive Vice President and General Counsel

1 PPG Place, Suite 3100

Pittsburgh, Pennsylvania 15222

(412) 456-5700

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Joshua N. Korff, Esq.

Michael Kim, Esq.

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022-4675

(212) 446-4800

Approximate date of commencement of proposed sale of the securities to the public: The exchange will occur as soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
4 1⁄4% Second Lien Senior Secured Notes due 2020	$3,100,000,000	$3,100,000,000	$399,280(3)
Guarantees of 4 1⁄4% Second Lien Senior Secured Notes due 2020	$3,100,000,000	—	(2)

(1)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(o) promulgated under the Securities Act.
(2)	Pursuant to Rule 457(n), no additional registration fee is payable with respect to the guarantees.
(3)	Previously paid.

The registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Schedule A

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
H.J. Heinz Company, L.P.	DE	1 PPG Place, Suite 3100 Pittsburgh, PA 15222	2030	25-1872814

H.J. Heinz Finance Company	DE	1 PPG Place, Suite 3100 Pittsburgh, PA 15222	2030	82-0382406

Heinz Credit LLC	DE	2541 North Stokesberry Place, Suite 100 Meridian, ID 83646	2030	25-1438328

Heinz GP LLC	DE	1 PPG Place, Suite 3100 Pittsburgh, PA 15222	2030	01-0931566

Heinz Investment Company	DE	2541 North Stokesberry Place, Suite 100 Meridian, ID 83646	2030	25-1897141

Heinz Management L.L.C.	DE	1 PPG Place, Suite 3100 Pittsburgh, PA 15222	2030	51-0289545

Heinz Purchasing Company	DE	1 PPG Place, Suite 3100 Pittsburgh, PA 15222	2030	54-1216343

Heinz Thailand Limited	DE	1 PPG Place, Suite 3100 Pittsburgh, PA 15222	2030	51-0387869

Heinz Transatlantic Holding LLC	DE	2541 North Stokesberry Place, Suite 100 Meridian, ID 83646	2030	52-2442775

HJH Overseas L.L.C.	DE	1 PPG Place, Suite 3100 Pittsburgh, PA 15222	2030	82-0561819

Lea and Perrins, Inc.	DE	15-01 Pollitt Drive, Fair Lawn, NJ 07410	2030	22-1659168

Nancy’s Specialty Foods	CA	357 Sixth Avenue Pittsburgh, PA 15222	2030	94-2768718

Heinz Foreign Investment Company	ID	2541 North Stokesberry Place, Suite 100 Meridian, ID 83646	2030	75-3089897

Explanatory Note

This Amendment No. 2 is being filed for the purpose of refiling Exhibits 5(i), 5(ii) and 5(iii) and amending the Exhibit Index that is Item 21 of the Registration Statement (File No. 333-194441). No other changes or additions are being made hereby to the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers.

Pennsylvania

H.J. Heinz Company is incorporated under the laws of the State of Pennsylvania.

Sections 1741 through 1750 of the Pennsylvania Business Corporation Law of 1988, as amended, permits, and in some cases requires, the indemnification of officers, directors and employees of the Company.

Article VIII, Section 1 of our bylaws provides that we shall indemnify any director or officer of the Company who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including actions or suits by or in the right of the Company, its shareholders or otherwise, by reason of the fact that he or she is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, partner, fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise to the fullest extent permitted by law, including, without limitation, against expenses (including legal fees), damages, punitive damages, judgments, penalties, fines and amounts paid in settlement, actually and reasonably incurred by him or her in connection with such proceedings except in a case where the director or officer brings an action against the Company (unless such action is for indemnification pursuant to the bylaws).

Delaware

Each of Hawk Acquisition Intermediate Corporation II, H.J. Heinz Company, L.P., H.J. Heinz Finance Company, Heinz Credit LLC, Heinz GP LLC, Heinz Investment Company, Heinz Management L.L.C., Heinz Purchasing Company, Heinz Thailand Limited, Heinz Transatlantic Holding LLC, HJH Overseas L.L.C. and Lea and Perrins, Inc. is formed or incorporated under the laws of the State of Delaware.

Under the Section 145 of the Delaware General Corporation Law (“DGCL”), a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding (i) if such person acted in good faith and in a manner that person reasonably believed to be in or not opposed to the best interests of the corporation and (ii) with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe such conduct was unlawful. In actions brought by or in the right of the corporation, a corporation may indemnify such person against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner that person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which that person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person in fairly and reasonably entitled to indemnification for such expenses which the Court of Chancery or other such court shall deem proper. To the extent that such person has been successful on the merits or otherwise in defending any such action, suit or proceeding referred to above or any claim, issue or matter therein, he or she is entitled to indemnification for expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. The indemnification and advancement of expenses provided for or granted pursuant to Section 145 of the DGCL is not exclusive of any other rights of indemnification or advancement of expenses to which those seeking indemnification or advancement of expenses may be entitled, and a corporation may purchase and maintain insurance against liabilities asserted against any former or current, director, officer, employee or agent of the corporation, or a person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether or not the power to indemnify is provided by the statute.

The Certificate of Incorporation of and the bylaws of H.J. Heinz Finance Company provides for the indemnification of officers and directors to the fullest extent permitted by Delaware law.

The Limited Partnership Agreement of H.J. Heinz Company, L.P. provides for the indemnification of officers and directors to the fullest extent permitted by Delaware law.

The operating agreements of Heinz GP LLC, Heinz Management L.L.C., Heinz Transatlantic Holding LLC, Heinz Credit LLC, and HJH Overseas, L.L.C. provide for the indemnification of members, managers and officers against all judgments, payments or other costs and expenses incurred in connection with any action, proceeding, investigation or claim brought by reason of such person’s being a member, manager or officer where such person is wholly successful on the merits or otherwise, in defending such an action or a court of competent jurisdiction finds, or in the absence of such finding, the member determines that, such person acted within his scope of authority and acted in good faith and in what he reasonably believed to be in the best interests of the company.

The bylaws of Heinz Investment Company and Heinz Thailand Limited provide for the indemnification of officers, directors, employees or agents of the corporation against all judgments, payments or other costs and expenses incurred in connection with any action, proceeding, investigation or claim brought by reason of such person’s being an agent, employee, director or officer if authorized by a majority of the directors of the corporation who are not interested in the transaction.

The bylaws of Heinz Purchasing Company are silent as to indemnification.

The bylaws of Lea and Perrins, Inc. provide for the indemnification of members, managers and officers against all judgments, payments or other reasonable costs and expenses incurred in connection with any action, proceeding, investigation or claim brought by reason of such person’s being a member, manager or officer where such person is wholly successful on the merits or otherwise, in defending such an action or a court of competent jurisdiction finds, or in the absence of such finding, the member determines that and such person acted in good faith.

California

Nancy’s Specialty Foods is incorporated or formed under the laws of the State of California.

Section 317 of the General Corporation Law of the State of California provides as follows:

A California corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding, including any threatened, pending or completed action, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation to procure a judgment in its favor), by reason of the fact that the person is or was an agent of the corporation, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with the proceeding if that person acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the person was unlawful. A California corporation also has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was an agent of the corporation, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of the action if the person acted in good faith, in a manner the person believed to be in the best interests of the corporation and its shareholders. When a director, officer, employee or other agent of the corporation is successful on the merits in defense of any proceeding referred to above or in defense of any claim, issue, or matter therein, the corporation must indemnify him against the expenses, including attorney’s fees, actually and reasonably incurred by the agent in connection therewith.

Section 317 further authorizes a corporation to purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in that capacity or arising out of the agent’s status as such, whether or not the corporation would have the power to indemnify the agent against that liability under Section 317.

The Articles of Incorporation and the bylaws of Nancy’s Specialty Foods provides for the indemnification of officers and directors to the fullest extent permitted by California law.

Idaho

Heinz Foreign Investment Company is incorporated under the laws of the State of Idaho.

Section 30-1-851 of the Idaho Business Corporation Law provides that a corporation may indemnify an individual who is a party to a proceeding because he is a director against liability incurred in the proceeding if he conducted himself in good faith, he reasonably believed that his conduct was in the best interests of the corporation, and that his conduct was at least not opposed to the best interests of the corporation; and, he had no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the relevant standard of conduct described in this section. Section 30-1-852 of the Idaho Business Corporation Law provides that a corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

The Heinz Foreign Investment Company Articles of Incorporation provides that the company may but is not required to indemnify any director, officer or employee of the company to the fullest extent permitted by the Idaho Business Corporation Law.

Item 21.	Exhibits and Financial Statement Schedules.

(a)	Exhibits.

EXHIBIT INDEX

Exhibit Number	Description

2(a)	Agreement and Plan of Merger, dated as of February 13, 2013, by and among H.J. Heinz Company, H.J. Heinz Holding Corporation (formerly known as Hawk Acquisition Holding Corporation) and Hawk Acquisition Sub, Inc. is incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K dated February 15, 2013.

2(b)	Amendment to Agreement and Plan of Merger, dated as of March 4, 2013, by and among H.J. Heinz Company, H.J. Heinz Holding Corporation (formerly known as Hawk Acquisition Holding Corporation) and Hawk Acquisition Sub, Inc. is incorporated herein by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K dated March 6, 2013.

3(i)	Amended and Restated Articles of Incorporation of H.J. Heinz Company dated June 7, 2013, are incorporated herein by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K dated June 13, 2013.

3(ii)	The Company’s By-Laws, effective June 7, 2013 and amended October 15, 2013, are incorporated herein by reference to Exhibit 3(ii) to the Company’s Quarterly Report on Form 10-Q dated December 11, 2013.

3(iii)**	Certificate of Incorporation of Hawk Acquisition Intermediate Corporation II dated February 08, 2013.

3(iv)**	By-Laws of Hawk Acquisition Intermediate Corporation II.

3(v)**	Certificate of Limited Partnership of H.J. Heinz Company, L.P.

3(vi)**	Sixth Amended and Restated Limited Partnership Agreement as amended.

3(vii)**	Certificate of Incorporation of H.J. Heinz Finance Company.

3(viii)**	The By-Laws of H.J. Heinz Finance Company.

3(ix)**	Certificate of Formation of Heinz Credit LLC.

3(x)**	First Amended and Restated Limited Liability Agreement of Heinz Credit LLC, as amended.

3(xi)**	Certificate of Formation of Heinz GP LLC dated April 23, 2009.

3(xii)**	Third Amendment to First Amended and Restated Limited Liability Agreement of Heinz GP LLC, as amended effective December 29, 2013.

3(xiii)**	Certificate of Incorporation of Heinz Investment Company dated June 12, 2012.

3(xix)**	The By-Laws of Heinz Investment Company.

3(xx)**	Certificate of Formation of Heinz Management L.L.C. dated December 12, 2002.

3(xxi)**	First Amended and Restated Limited Liability Agreement of Heinz Management L.L.C., as amended.

3(xxii)**	Certificate of Incorporation of Heinz Purchasing Company dated July 31, 2008.

3(xxiii)**	The By-Laws of Heinz Purchasing Company.

Exhibit Number	Description

3(xxiv)**	Certificate of Incorporation of Heinz Thailand Limited.

3(xxv)**	The By-Laws of Heinz Thailand Limited.

3(xxvi)**	Certificate of Formation of Heinz Transatlantic Holding LLC.

3(xxvii)**	Limited Liability Agreement of Heinz Transatlantic LLC.

3(xxviii)**	Certificate of Incorporation of HJH Overseas L.L.C. dated October 31, 2002.

3(xxix)**	Third Amendment to Second Amended and Restated Limited Liability Agreement of HJH Overseas L.L.C., as amended effective December 29, 2013.

3(xxx)**	Certificate of Incorporation of Lea and Perrins, Inc.

3(xxxi)**	The By-Laws of Lea and Perrins, Inc.

3(xxxii)**	Amended and Restated Articles of Incorporation of Nancy’s Specialty Foods.

3(xxxiii)**	The Bylaws of Nancy’s Specialty Foods.

3(xxxiv)**	Amended and Restated Articles of Incorporation for Heinz Foreign Investment Company.

3(xxxv)**	Heinz Foreign Investment Company Bylaws.

4(a)	Indenture among the Company, H.J. Heinz Finance Company, and Bank One, National Association dated as of July 6, 2001 relating to H.J. Heinz Finance Company’s $550,000,000 6.75% Guaranteed Notes due 2032 and $250,000,000 7.125% Guaranteed Notes due 2039 is incorporated herein by reference to Exhibit 4 of the Company’s Annual Report on Form 10-K for the fiscal year ended May 1, 2002.

4(b)	Indenture among H.J. Heinz Company and Union Bank of California, N.A. dated as of July 15, 2008 relating to the Company’s $500,000,000 5.35% Notes due 2013, $300,000,000 2.000% Notes due 2016, $400,000,000 3.125% Notes due 2021, $300,000,000 1.50% Notes due 2017, $300,000,000 2.85% Notes due 2022 is incorporated herein by reference to Exhibit 4(d) of the Company’s Annual Report on Form Berkshire Hathaway Inc. (“Berkshire Hathaway”) and 3G Special Situations Fund III, L.P. (“3G Capital,” and together with Berkshire Hathaway, the “Sponsors”) for the fiscal year ended April 29, 2009.

4(c)	Five-Year Credit Agreement dated June 30, 2011 among H.J. Heinz Company, H.J. Heinz Finance Company, the banks listed on the signature pages thereto and J.P. Morgan Chase Bank, N.A. as Administrative Agent is incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K dated July 7, 2011.

4(d)	First Supplemental Indenture, dated as of March 21, 2013, to the Indenture, dated as of July 6, 2001, by and among H.J. Heinz Finance Company, H.J. Heinz Company and The Bank of New York Mellon is incorporated herein by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K dated March 21, 2013.

4(e)	Credit Agreement, dated as of June 7, 2013, by and among H.J. Heinz Company, Hawk Acquisition Sub, Inc., Hawk Acquisition Intermediate Corporation II, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, the other agents party thereto, and the lenders party thereto from time to time, is incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K dated June 13, 2013.

Exhibit Number	Description

4(f)	Security Agreement, dated as of June 7, 2013, by and among H.J. Heinz Company, Hawk Acquisition Intermediate Corporation II, Hawk Acquisition Sub, Inc., the subsidiary guarantors from time to time party thereto, and JPMorgan Chase Bank, N.A., as collateral agent, is incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K dated June 13, 2013.

4(g)	Indenture dated as of April 1, 2013, by and among Hawk Acquisition Sub, Inc., as Issuer to be merged with and into H.J. Heinz Company, the Guarantors party thereto and Wells Fargo Bank, National Association, as Trustee and Collateral Agent, is incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K dated June 13, 2013.

4(h)	Supplemental Indenture dated as of June 7, 2013, by and among H.J. Heinz Company, the parties signatories thereto as Guarantors and Wells Fargo Bank, National Association as Trustee and Collateral Agent, is incorporated by reference to Exhibit 4.2 of the Company’s current Report on Form 8-K dated June 13, 2013.

4(i)	Form of 4.25% Second Lien Senior Secured Notes due 2020, is incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K dated June 13, 2013.

4(j)	Purchase Agreement, dated March 22, 2013, by and among Hawk Acquisition Sub, Inc., Hawk Acquisition Intermediate Corporation II and the several initial purchasers named in the schedule thereto, is incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K dated June 13, 2013.

4(k)	Joinder Agreement, dated June 7, 2013, by and among H.J. Heinz Company and certain of its wholly owned subsidiaries, is incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K dated June 13, 2013.

4(l)	Second Lien Security Agreement, dated as of June 7, 2013, by and among Hawk Acquisition Intermediate Corporation II, and certain of its subsidiaries, collectively, as the Initial Grantors, and Wells Fargo Bank, National Association, as Collateral Agent, is incorporated by reference to Exhibit 10.6 of the Company’s Current Report on Form 8-K dated June 13, 2013.

4(m)	Second Lien Intellectual Property Security Agreement, dated June 7, 2013 by the persons listed on the signature pages thereof (collectively, the “Grantors”) in favor of Wells Fargo Bank, National Association, as collateral agent for the Secured Parties, is incorporated by reference to Exhibit 10.7 of the Company’s Current Report on Form 8-K dated June 13, 2013.

4(n)	Registration Rights Agreement, dated as of April 1, 2013 by and among Hawk Acquisition Sub, Inc., Hawk Acquisition Intermediate Corporation II, as a guarantor and Wells Fargo Securities, LLC for itself and on behalf of J.P. Morgan Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and the other Initial Purchasers, is incorporated by reference to Exhibit 10.8 of the Company’s Current Report on Form 8-K dated June 13, 2013.

4(o)	Joinder to Registration Rights Agreement dated as of June 7, 2013, by and among H.J. Heinz Company and each of the subsidiaries listed on Schedule 1 thereto, and Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as Representatives of the several Initial Purchasers listed in Schedule 1 thereto, is incorporated by reference to Exhibit 10.9 of the Company’s Current Report on Form 8-K dated June 13, 2013.

5(i)	Opinion of Kirkland & Ellis LLP.

5(ii)	Opinion of Daniel F. Shaw, H.J. Heinz Company.

5(iii)	Opinion of Moffatt Thomas Barrett Rock & Fields, Chtd.

10(i)	1986 Deferred Compensation Program for H.J. Heinz Company and affiliated companies, as amended and restated in its entirety effective January 1, 2005, is incorporated herein by reference to the Exhibit 10(a)(xi) to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended July 30, 2008.*

Exhibit Number	Description

10(ii)	H.J. Heinz Company Supplemental Executive Retirement Plan, as amended and restated effective November 12, 2008, is incorporated herein by reference to Exhibit 10(a)(ii) to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended October 29, 2008.*

10(iii)	H.J. Heinz Company Executive Deferred Compensation Plan, as amended and restated effective January 1, 2005, is incorporated herein by reference to Exhibit 10(a)(xii) of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended July 30, 2008.*

10(iv)	H.J. Heinz Holding Corporation 2013 Omnibus Incentive Plan is incorporated by reference to Exhibit 10(iv) of the Company’s Annual Report on Form 10-K dated March 7, 2014.

10(v)	H.J. Heinz Company Executive Estate Life Insurance Program is incorporated herein by reference to Exhibit 10(a)(xv) to the Company’s Annual Report on Form 10-K for the fiscal year ended May 1, 2002.*

10(vi)	H.J. Heinz Company Senior Executive Incentive Compensation Plan, as amended and restated effective January 1, 2008, is incorporated herein by reference to Exhibit 10(a)(xiii) to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending July 30, 2008.*

10(vii)	Form of H.J. Heinz Holding Corporation 2013 Omnibus Incentive Plan Non-Qualified Stock Option Award Agreement is incorporated by reference to Exhibit 10(vii) of the Company’s Annual Report on Form 10-K dated March 7, 2014.

10(viii)	Form of Revised Severance Protection Agreement is incorporated herein by reference to Exhibit 10(a)(i) to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended October 29, 2008.*

10(ix)	H.J. Heinz Company Annual Incentive Plan (as amended and restated effective January 1, 2008, as amended June 12, 2012) is incorporated herein by reference to Exhibit 10(a)(xxiii) of the Company’s Annual Report on Form 10-K for the fiscal year ended April 29, 2012.*

10(x)	Form of Fiscal Year 2010-11 Long-Term Performance Program Award Agreement (U.S. Employees) is incorporated herein by reference to Exhibit 10(a)(xxxiv) to the Company’s Annual Report on Form 10-K for the fiscal year ended April 29, 2009.*

10(xi)	Form of Fiscal Year 2010-11 Long-Term Performance Program Award Agreement (Non-U.S. Employees) is incorporated herein by reference to the Exhibit 10(a)(xxxv) to the Company’s Annual Report on Form 10-K for the fiscal year ended April 29, 2009.*

10(xii)	Form of Fiscal Year 2012 Restricted Stock Unit Award and Agreement (U.S. Employees—Retention) is incorporated herein by reference to Exhibit 10(a)(xl) to the Company’s Annual Report on Form 10-K for the fiscal year ended April 27, 2011.*

10(xiii)	Form of Fiscal Year 2012-13 Long-Term Performance Program Award Agreement (U.S. Employees) is incorporated herein by reference to Exhibit 10(a)(xliii) to the Company’s Annual Report on Form 10-K for the fiscal year ended April 27, 2011.*

10(xiv)	Form of Fiscal Year 2012-13 Long-Term Performance Program Award Agreement (Non-U.S. Employees) is incorporated herein by reference to Exhibit 10(a)(xliv) to the Company’s Annual Report on Form 10-K for the fiscal year ended April 27, 2011.*

10(xv)	Form of Fiscal Year 2013-14 Long-Term Performance Program Award Agreement (U.S. Employees) is incorporated herein by reference to Exhibit 10(a)(xlv) of the Company’s Annual Report on Form 10-K for the fiscal year ended April 29, 2012 *

10(xvi)	Form of Fiscal Year 2013-14 Long-Term Performance Program Award Agreement (Non-U.S. Employees) is incorporated herein by reference to Exhibit 10(a)(xlvi) of the Company’s Annual Report on Form 10-K for the fiscal year ended April 29, 2012.*

Exhibit Number	Description

10(xvii)	Form of Amendment to Long-Term Performance Program Award Agreement (Fiscal Years 2012-2013) is incorporated by reference to Exhibit 10(xvii) of the Company’s Annual Report on Form 10-K dated March 7, 2014.*

10(xviii)	Form of Amendment to Long-Term Performance Program Award Agreement (Fiscal Years 2013-2014) is incorporated by reference to Exhibit 10(xviii) of the Company’s Annual Report on Form 10-K dated March 7, 2014.*

10(xix)	Form of Long-Term Incentive Program Award and Agreement (Fiscal Year 2014) is incorporated by reference to Exhibit 10(xix) of the Company’s Annual Report on Form 10-K dated March 7, 2014.*

10(xx)	Form of Long-Term Performance Program Award Agreement (Fiscal Years 2014-2015) is incorporated by reference to Exhibit 10(xx) of the Company’s Annual Report on Form 10-K dated March 7, 2014.*

10(xxi)	Amendment No. 1, effective May 31, 2013, to the H.J. Heinz Company Supplemental Executive Retirement Plan is incorporated by reference to Exhibit 10(xxi) of the Company’s Annual Report on Form 10-K dated March 7, 2014.*

12(i)	Computation of Ratios of Earnings to Fixed Charges is incorporated by reference to Exhibit 12 of the Company’s Annual Report on Form 10-K dated March 7, 2014.

21(i)	Subsidiaries of the Registrant is incorporated by reference to Exhibit 21 of the Company’s Annual Report on Form 10-K dated March 7, 2014.

23(i)**	Consents of PricewaterhouseCoopers LLP.

23(ii)**	Consent of PricewaterhouseCoopers LLP.

23(iii)	Consent of Kirkland & Ellis LLP (included in Exhibit 5(i)).

23(iv)	Consent of Daniel F. Shaw, H. J. Heinz Company (included in Exhibit 5(ii)).

23(v)	Consent of Moffatt Thomas Barrett Rock & Fields, Chtd. (included in Exhibit 5(iii)).

24(i)**	Powers of attorney.

25(i)**	Statement of eligibility of trustee.

99.1**	Letter of Transmittal.

101.INS**	XBRL Instance Document

101.SCH**	XBRL Schema Document

101.CAL**	XBRL Calculation Linkbase Document

101.LAB**	XBRL Labels Linkbase Document

101.PRE**	XBRL Presentation Linkbase Document

101.DEF**	XBRL Definition Linkbase Document

*	Management contracts and compensatory plans.

**	Previously filed as exhibits to H.J. Heinz Company and Hawk Acquisition Intermediate Corporation II’s Registration Statement on Form S-4 (No. 333-194441), filed on March 7, 2014.

(b) Financial Statement Schedule.

Schedule II

Hawk Acquisition Intermediate Corporation II and Subsidiaries

VALUATION AND QUALIFYING ACCOUNTS AND RESERVES

Successor Period February 8, 2013 to December 29, 2013, Predecessor Period April 29, 2013 to June 7, 2013, and Fiscal Years Ended April 28, 2013 and April 29, 2012

(In thousands)

Description	Balance at beginning of period	Charged to costs and expenses	Deductions	Exchange	Balance at end of period
Successor period ended December 29, 2013:
Reserves deducted in the balance sheet from the assets to which they apply:
Trade receivables	$—	$1,805	$1,191	$70	$684

Other receivables	$—	$98	$—	$—	$98

Predecessor period ended June 7, 2013:
Reserves deducted in the balance sheet from the assets to which they apply:
Trade receivables	$7,957	$(125)	$268	$(4)	$7,560

Other receivables	$360	$47	$—	$—	$407

Fiscal year ended April 28, 2013:
Reserves deducted in the balance sheet from the assets to which they apply:
Trade receivables	$10,680	$1,937	$4,484	$(176)	$7,957

Other receivables	$607	$(183)	$64	$—	$360

Fiscal year ended April 29, 2012:
Reserves deducted in the balance sheet from the assets to which they apply:
Trade receivables	$10,909	$4,220	$3,807	$(642)	$10,680

Other receivables	$503	$108	$8	$4	$607

Fiscal year ended April 27, 2011:
Reserves deducted in the balance sheet from the assets to which they apply:
Trade receivables	$10,196	$1,997	$2,053	$769	$10,909

Other receivables	$268	$203	$—	$32	$503

Item 22.	Undertakings.

The undersigned registrants hereby undertake:

(a)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from the registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) That, for purposes of determining liability under the Securities Act to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) That, for the purpose of determining liability of the registrants under the Securities Act to any purchaser in the initial distribution of the securities: The undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will each be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii)	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrants;

(iii)	the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrants; and

(iv)	any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

(f) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the provisions described in Item 20, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(g) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), or 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the date of the registration statement through the date of responding to the request.

(h) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Pittsburgh, Commonwealth of Pennsylvania, on May 1, 2014.

H. J. HEINZ COMPANY (Registrant)

By:	/s/ Paulo Basilio
	Name:	Paulo Basilio
	Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

* Bernardo Hees	President and Chief Executive Officer (Principal Executive Officer)	May 1, 2014

/s/ Paulo Basilio Paulo Basilio	Chief Financial Officer (Principal Financial Officer)	May 1, 2014

* Robert Bonacci	Vice President, Corporate Controller (Principal Accounting Officer)	May 1, 2014

* Warren E. Buffett	Director	May 1, 2014

* Gregory Abel	Director	May 1, 2014

* Tracy Britt Cool	Director	May 1, 2014

* Jorge Paulo Lemann	Director	May 1, 2014

* Marcel Hermann Telles	Director	May 1, 2014

* Alexandre Behring	Director	May 1, 2014

* As Attorney-in-Fact

By:	/s/ Daniel F. Shaw
Daniel F. Shaw

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Pittsburgh, Commonwealth of Pennsylvania, on May 1, 2014.

Hawk Acquisition Intermediate Corporation II (Additional Registrant)

By:	/s/ Paulo Basilio
	Name:	Paulo Basilio
	Title:	Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

* Bernardo Hees	President and Chief Executive Officer (Principal Executive Officer)	May 1, 2014

/s/ Paulo Basilio Paulo Basilio	Vice President, Chief Financial Officer and Secretary (Principal Financial Officer and Principal Accounting Officer)	May 1, 2014

* Warren E. Buffett	Director	May 1, 2014

* Gregory Abel	Director	May 1, 2014

* Tracy Britt Cool	Director	May 1, 2014

* Jorge Paulo Lemann	Director	May 1, 2014

* Marcel Hermann Telles	Director	May 1, 2014

* Alexandre Behring	Director	May 1, 2014

* As Attorney-in-Fact

By:	/s/ Daniel F. Shaw
Daniel F. Shaw

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Pittsburgh, Commonwealth of Pennsylvania, on May 1, 2014.

H.J. Heinz Company, L.P. (Additional Registrant) By: Heinz GP LLC (as Sole Managing General Partner)

By:	/s/ Marcos Romaneiro
	Name:	Marcos Romaneiro
	Title:	President of Sole Managing General Partner

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

Sole Managing General Partner: Heinz GP LLC

/s/ Marcos Romaneiro Marcos Romaneiro	President (Principal Executive Officer)	May 1, 2014

* James Liu	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	May 1, 2014

Member of Sole Managing General Partner: H. J. Heinz Company	Global Treasurer	May 1, 2014

* James Liu

* As Attorney-in-Fact

By:	/s/ Daniel F. Shaw
Daniel F. Shaw

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Pittsburgh, Commonwealth of Pennsylvania, on May 1, 2014.

H.J. Heinz Finance Company (Additional Registrant)

By:	/s/ Marcos Romaneiro
	Name:	Marcos Romaneiro
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Marcos Romaneiro Marcos Romaneiro	President (Principal Executive Officer)	May 1, 2014

* Susette Ellis	Treasurer (Principal Financial Officer)	May 1, 2014

* James Liu	Vice President (Principal Accounting Officer)	May 1, 2014

/s/ Paulo Basilio Paulo Basilio	Director	May 1, 2014

* James Liu	Director	May 1, 2014

/s/ Marcos Romaneiro Marcos Romaneiro	Director	May 1, 2014

* As Attorney-in-Fact

By:	/s/ Daniel F. Shaw
Daniel F. Shaw

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Pittsburgh, Commonwealth of Pennsylvania, on May 1, 2014.

Heinz Credit LLC (Additional Registrant)

By:	/s/ Robert Yoshida
	Name:	Robert Yoshida
	Title:	President, Vice President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Robert Yoshida Robert Yoshida	President, Vice President, Treasurer and Secretary (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	May 1, 2014

Member: Heinz Transatlantic Holding LLC	President, Vice President, Secretary and Treasurer	May 1, 2014

/s/ Robert Yoshida Robert Yoshida

* As Attorney-in-Fact

By:	/s/ Daniel F. Shaw
Daniel F. Shaw

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Pittsburgh, Commonwealth of Pennsylvania, on May 1, 2014.

Heinz GP LLC (Additional Registrant)

By:	/s/ Marcos Romaneiro
	Name:	Marcos Romaneiro
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Marcos Romaneiro Marcos Romaneiro	President (Principal Executive Officer)	May 1, 2014

* James Liu	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	May 1, 2014

* Eduardo Luz	Vice President	May 1, 2014

Member: H. J. Heinz Company	Senior Vice President Global Finance	May 1, 2014

/s/ Marcos Romaneiro Marcos Romaneiro

* As Attorney-in-Fact

By:	/s/ Daniel F. Shaw
Daniel F. Shaw

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Pittsburgh, Commonwealth of Pennsylvania, on May 1, 2014.

Heinz Investment Company (Additional Registrant)

By:	/s/ Robert Yoshida
	Name:	Robert Yoshida
	Title:	President, Vice President, Treasurer, Secretary and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Robert Yoshida Robert Yoshida	President, Vice President, Treasurer, Secretary and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	May 1, 2014

* Julie Groetsch	Director	May 1, 2014

* Marcos Romaneiro	Director	May 1, 2014

* Gregory Surabian	Director	May 1, 2014

/s/ Robert Yoshida Robert Yoshida	Director	May 1, 2014

* As Attorney-in-Fact

By:	/s/ Daniel F. Shaw
Daniel F. Shaw

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Pittsburgh, Commonwealth of Pennsylvania, on May 1, 2014.

Heinz Management L.L.C. (Additional Registrant)

By:	/s/ Eduardo Luz
	Name:	Eduardo Luz
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Eduardo Luz Eduardo Luz	President (Principal Executive Officer)	May 1, 2014

* Marcos Romaneiro	Vice President- Treasurer (Principal Financial Officer)	May 1, 2014

* Julie Groetsch	Head of Tax (Principal Accounting Officer)	May 1, 2014

Member: H. J. Heinz Company	Senior Vice President – Global Finance	May 1, 2014

* Marcos Romaneiro

* As Attorney-in-Fact

By:	/s/ Daniel F. Shaw
Daniel F. Shaw

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Pittsburgh, Commonwealth of Pennsylvania, on May 1, 2014.

Heinz Purchasing Company (Additional Registrant)

By:	/s/ Paulo Basilio
	Name:	Paulo Basilio
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Paulo Basilio Paulo Basilio	President (Principal Executive Officer)	May 1, 2014

* Marcos Romaneiro	Vice President- Treasurer (Principal Financial Officer and Principal Accounting Officer)	May 1, 2014

* Leandro Balbinot	Director	May 1, 2014

/s/ Paulo Basilio Paulo Basilio	Director	May 1, 2014

* Marcos Romaneiro	Director	May 1, 2014

* As Attorney-in-Fact

By:	/s/ Daniel F. Shaw
Daniel F. Shaw

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Pittsburgh, Commonwealth of Pennsylvania, on May 1, 2014.

Heinz Thailand Limited (Additional Registrant)

By:	/s/ Hein Schumacher
	Name:	Hein Schumacher
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Hein Schumacher Hein Schumacher	President (Principal Executive Officer)	May 1, 2014

* Marcos Romaneiro	Vice President- Treasurer (Principal Financial Officer and Principal Accounting Officer)	May 1, 2014

/s/ Hein Schumacher Hein Schumacher	Director	May 1, 2014

* Marcos Romaneiro	Director	May 1, 2014

* James Liu	Director	May 1, 2014

* As Attorney-in-Fact

By:	/s/ Daniel F. Shaw
Daniel F. Shaw

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Pittsburgh, Commonwealth of Pennsylvania, on May 1, 2014.

Heinz Transatlantic Holding LLC (Additional Registrant)

By:	/s/ Robert Yoshida
	Name:	Robert Yoshida
	Title:	President, Vice President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Robert Yoshida Robert Yoshida	President, Vice President, Secretary and Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)	May 1, 2014

Member: Heinz Investment Company	President, Vice President, Treasurer, Secretary and Assistant Treasurer	May 1, 2014

/s/ Robert Yoshida Robert Yoshida

* As Attorney-in-Fact

By:	/s/ Daniel F. Shaw
Daniel F. Shaw

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Pittsburgh, Commonwealth of Pennsylvania, on May 1, 2014.

HJH Overseas L.L.C. (Additional Registrant)

By:	/s/ Marcos Romaneiro
	Name:	Marcos Romaneiro
	Title:	President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Marcos Romaneiro Marcos Romaneiro	President and Treasurer (Principal Executive Officer and Principal Financial Officer)	May 1, 2014

/s/ Paulo Basilio Paulo Basilio	Vice President (Principal Accounting Officer)	May 1, 2014

Member: H. J. Heinz Company /s/ Marcos Romaneiro Marcos Romaneiro	Senior Vice President, Global Finance	May 1, 2014

* As Attorney-in-Fact

By:	/s/ Daniel F. Shaw
Daniel F. Shaw

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Pittsburgh, Commonwealth of Pennsylvania, on May 1, 2014.

Lea and Perrins, Inc. (Additional Registrant)

By:	/s/ Eduardo Luz
	Name:	Eduardo Luz
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Eduardo Luz Eduardo Luz	President (Principal Executive Officer)	May 1, 2014

* Marcos Romaneiro	Vice President- Treasurer (Principal Financial Officer/Principal Accounting Officer)	May 1, 2014

* Carlos Moreira	Vice President- Finance	May 1, 2014

/s/ Eduardo Luz Eduardo Luz	Director	May 1, 2014

* Marcos Romaneiro	Director	May 1, 2014

* Carlos Moreira	Director	May 1, 2014

* As Attorney-in-Fact

By:	/s/ Daniel F. Shaw
Daniel F. Shaw

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Pittsburgh, Commonwealth of Pennsylvania, on May 1, 2014.

Nancy’s Specialty Foods (Additional Registrant)

By:	/s/ Carlos Moreira
	Name:	Carlos Moreira
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Carlos Moreira Carlos Moreira	President	May 1, 2014

* Susette Ellis	Treasurer (Principal Financial Officer and Principal Accounting Officer)	May 1, 2014

/s/ Carlos Moreira Carlos Moreira	Director	May 1, 2014

* As Attorney-in-Fact

By:	/s/ Daniel F. Shaw
Daniel F. Shaw

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Pittsburgh, Commonwealth of Pennsylvania, on May 1, 2014.

Heinz Foreign Investment Company (Additional Registrant)

By:	/s/ Robert Yoshida
	Name:	Robert Yoshida
	Title:	President, Vice President, Treasurer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Robert Yoshida Robert Yoshida	President, Vice President, Treasurer and Secretary (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	May 1, 2014

* Kurt Deibel	Director	May 1, 2014

* Sabrina Hudson	Director	May 1, 2014

* Gregory R. Surabian	Director	May 1, 2014

/s/ Robert Yoshida Robert Yoshida	Director	May 1, 2014

* As Attorney-in-Fact

By:	/s/ Daniel F. Shaw
Daniel F. Shaw